Power of Attorney

	    The undersigned hereby constitutes and appoints each of Steven L.
Grissom and Alexander A. Gendzier and James N. Pepin, of King & Spalding LLP, the Company's counsel, as the undersigned's true and lawful attorney-in-fact to:

(1)	   execute for and on behalf of
the undersigned, in the
		 undersigned's capacity as an officer, director and/or a
		 stockholder owning more than 10% of Consolidated

Communications Holdings, Inc.'s (the "Company") common stock,
		 Forms 3,
4 and 5 in accordance with Section 16 of the
		 Securities Exchange Act
of 1934, as amended (the "Exchange
		 Act"), and the rules and
regulations promulgated thereunder;

(2)	   do and perform any and all
acts for and on behalf of the
		 undersigned which may be necessary or
desirable to complete
		 and execute any such Forms 3, 4 or 5 and timely file such
		 forms with the U.S. Securities and Exchange Commission and any
		 stock exchange or similar authority; and

(3)	   take any
other action of any type whatsoever in connection
		 with the foregoing
which, in the opinion of such
		 attorney-in-fact, may be of benefit to,
in the best interest
		 of, or legally required by, the undersigned, it being
		 understood that the documents executed by such

attorney-in-fact on behalf of the undersigned pursuant to this
		 Power
of Attorney shall be in such form and shall contain such
		 terms and
conditions as such attorney-in-fact may approve in
		 such
attorney-in-fact's discretion.

	    The undersigned hereby grants to
each attorney-in-fact full power and
authority to do and perform any and
every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of such substitution or revocation, hereby ratifying and confirming all that each attorney-in-fact, or each attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Exchange
Act.

	    This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to either of the foregoing attorneys-in-fact.





	    IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of July, 2005.


PROVIDENCE EQUITY PARTNERS IV, L.P.
		   By:    Providence Equity GP IV,
L.P., its general partner
		   By:    Providence Equity Partners IV, LLC,
its general partner

		   By:	/s/ Mark A. Pelson

				-------------------------------------------------------
				Name:
Mark A. Pelson
				Title: Managing Director


		   PROVIDENCE
EQUITY GP IV, L.P.
		   By:    Providence Equity Partners IV, LLC, its
general partner

		   By:	/s/ Mark A. Pelson

				-------------------------------------------------------
				Name:
Mark A. Pelson
				Title: Managing Director


		   PROVIDENCE
EQUITY PARTNERS IV, LLC

		   By:	 /s/ Mark A. Pelson

				-------------------------------------------------------
				Name:
Mark A. Pelson
				Title: Managing Director



						  Power of
Attorney

	    The undersigned hereby constitutes and appoints each of Steven L.
Grissom and Alexander A. Gendzier and James N. Pepin, of King &
Spalding LLP,
the Company's counsel, as the undersigned's true and lawful attorney-in-fact to:

(1)	    execute for and on behalf of the
undersigned, in the
		  undersigned's capacity as an officer, director and/or a
		  stockholder owning more than 10% of Consolidated

Communications Holdings, Inc.'s (the "Company") common stock,
		  Forms
3, 4 and 5 in accordance with Section 16 of the
		  Securities Exchange
Act of 1934, as amended (the "Exchange
		  Act"), and the rules and
regulations promulgated thereunder;

(2)	    do and perform any and all
acts for and on behalf of the
		  undersigned which may be necessary or
desirable to complete
		  and execute any such Forms 3, 4 or 5 and timely file such
		  forms with the U.S. Securities and Exchange Commission and any
		  stock exchange or similar authority; and

(3)	    take any
other action of any type whatsoever in connection
		  with the foregoing
which, in the opinion of such
		  attorney-in-fact, may be of benefit to,
in the best interest
		  of, or legally required by, the undersigned, it being
		  understood that the documents executed by such

attorney-in-fact on behalf of the undersigned pursuant to this
		  Power
of Attorney shall be in such form and shall contain such
		  terms and
conditions as such attorney-in-fact may approve in
		  such
attorney-in-fact's discretion.

	    The undersigned hereby grants to
each attorney-in-fact full power and
authority to do and perform any and
every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of such substitution or revocation, hereby ratifying and confirming all that each attorney-in-fact, or each attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Exchange
Act.

	    This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to either of the foregoing attorneys -in-fact.


	    IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of July, 2005.


By:   /s/ Mark A. Pelson
							------------------------------

							Name: Mark A. Pelson